Exhibit 10.12

TRANSFER AGREEMENT

Dated as of October 1, 2024

Know all men by these presents, that Srimulli Renewable LLC, a Delaware limited liability company (“Assignor”), for the aggregate purchase price (the “Purchase Price”) of 88,000 shares of the Common Stock, $0001 par value per share (the “Assignee Stock”), of ConnectM Technology Solutions, Inc., a Delaware corporation, the agreement to issue such Assignee Stock comprising good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby assigns and transfers to, ConnectM Technology Solutions, Inc., a Delaware corporation {“Assignee”), 5,500 shares (the “Transferred Shares”) of the Common Stock, $0.001 par value per share (“Common Stock”), of Green Energy Gains, Inc., a Massachusetts corporation (the “Company”), which Transferred Shares, in aggregate, comprise fifty-five percent (55.0%) of the entire equity interest in the Company held by Assignor and fifty-five percent (55.0%) of all of the issued and outstanding capital stock of the Company and (ii) constitutes and appoints the officers and directors of the Company, and each of them acting singly, its true and lawful attorney, IRREVOCABLY, for it and in its name and stead, to use, to sell, assign, transfer and make over, all or any part of said Transferred Shares, and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that his said attorney or its substitute or substitutes shall lawfully do by virtue hereof. The transfer of the Transferred Shares shall be effective as of 11 :59 p.rn. Boston time on the date hereof. Assignor and Assignees may be referred to herein from time to time, each, as a “Party” and, collectively, as the “Parties.”

Assignor hereby represents and warrants to the Company and to the Assignees as follows:

1.	Assignor owns the Transferred Shares free from all liens and encumbrances and that the Transferred Shares represent fifty-five percent (55.0%) of the issued and outstanding shares of capital stock of the Company as of the date hereof.

2.	No person has been employed to act on behalf of such Assignor in connection with the transfer of the Transferred Shares.

3.	Neither Assignor nor any person acting on behalf of Assignor has offered or sold any of the Transferred Shares by any form of general solicitation or general advertising, including, without limitation, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.	Neither Assignor nor anyone acting on behalf of Assignor has made any offer of the Transferred Shares to anyone other than the Assignees. Such Assignor had reasonable grounds to believe and did believe immediately prior to making an offer or sale of the Transferred Shares to any persons or entities that such persons and entities, either alone or with such person or entities’ respective purchaser representative, had such knowledge and experience in financial and business matters that such person was capable of evaluating the risks and merits of an investment in the Transferred Shares.

5.	Assignor acknowledges that this Agreement is one of a series of agreements (the “Other Conversion Agreements”) with other holders of certain outstanding debt instruments and obligations (the “Other Assignee Debt Instruments”) and promissory notes (the “Assignee Notes”) of the Assignee (such other holders, referred to herein as the “Other Debt Holders”), which the Assignee may enter into with such Other Debt Holders prior to, on or after the date hereof, and that, pursuant to the Other Conversion Agreements, the Other Debt Holders have agreed or may agree to, convert all amounts due and outstanding under such Other Assignee Debt Instruments and Assignee Notes.

Transfer Agreement	Page 1

6.	Notwithstanding anything to the contrary herein, the Assignee shall not issue to the Assignor any shares of Common Stock, to the extent, after giving effect to such issuance, the Assignor (together, in aggregate with the Other Debt Holders with respect to an attempted conversion of the Other Assignee Debt Instruments and the Assignee Notes pursuant to the Other Conversion Agreements), would (i) beneficially own in excess of 19 ..99% of the number of shares of Common Stock outstanding immediately after giving effect to such issuance (the “Maximum Aggregate Ownership Amount”) or (ii) control in excess of 19 .99% of the total voting power of the Assignee’s securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the Common Stock (the “Maximum Aggregate Voting Amount”), unless and until the Assignee obtains stockholder approval permitting such issuance in accordance with applicable rules of the NASDAQ (or any other applicable national securities exchange) (“Stockholder Approval”). For purposes of this paragraph, beneficial ownership shall be detennined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder. For purposes of this paragraph, in determining the number of outstanding shares of Common Stock, the Assignor may rely on the number of outstanding shares of Common Stock as reflected in (x) the Assignee’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the SEC, (y) a more recent public announcement by the Assignee, or (z) any other notice by the Assignee or the Assignee’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Assignor, the Assignee shall within two (2) business days confirm orally and in writing to the Assignor the number of shares of Common Stock then outstanding. If on any attempted conversion of the Note, as provided herein, the resulting issuance of Conversion Shares would result in the Assignor, together with the Other Debt Holders with respect to any attempted conversion of the Other Assignee Debt Instruments and Assignee Notes, in aggregate, exceeding the Maximum Aggregate Ownership Amount or the Maximum Aggregate Voting Amount and the Assignee shall not have previously obtained Stockholder Approval at the time of such conversion, then the Assignee shall only issue to the Assignor a pro-rata portion of such number of Shares as may be issued to the Assignor and the Other Debt Holders, in aggregate, below the Maximum Aggregate Ownership Amount or Maximum Aggregate Voting Amount, as the case may be, until such time as the Assignee obtains the Stockholder Approval.

7.	The Assignor acknowledges that until registered under the Securities Act, the certificates representing the Shares shall bear the following or similar legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HA VE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

8.	The Assignor further acknowledges that the Assignee reserves the right to place a stop order against the instruments representing the Shares and to refuse to effect any transfers thereof in the absence of an effective registration statement with respect to the Shares or in the absence of an opinion of counsel to the Assignee that such transfer is exempt from registration under the Securities Act and under applicable state securities laws.

This document may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank)

Transfer Agreement	Page 2

IN WITNESS WHEREOF, the undersigned have executed this Transfer Agreement as of the date first above written.

ASSIGNOR:

Srimulll Renewable LLC

By:	/s/ Sudheer Doupaty

Name:	Sudheer Doupaty

Title:	Director

ASSIGNEE:

ConnectM Technology Solutions, Inc.

By:	/s/ Bhaskar Panigrahi

Name:	Bhaskar Panigrahi

Title:	President

The undersigned hereby consents to the Transfer and joins in this agreement solely for the purposes of its consent to the assignments contemplated hereby:

Green Energy Gains, Inc.

By:	/s/ Gregory Kendall
Name:	Gregory Kendall
Title:	President

Transfer Agreement	Page 3